Exhibit 10.1

                 AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT

     AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of July 26, 2005, is entered into by and among Hancock Fabrics, Inc., a Delaware corporation ("Parent"), HF Merchandising, Inc., a Delaware corporation ("Merchandising"), Hancock Fabrics of MI, Inc., a Delaware corporation ("Fabrics MI"), hancockfabrics.com, Inc., a Delaware corporation ("Fabrics.com"), Hancock Fabrics, LLC, a Delaware limited liability company ("Fabrics LLC", and together with Parent, Merchandising, Fabrics MI and Fabrics.com, each individually a "Borrower" and collectively, "Borrowers"), HF Enterprises, Inc., a Delaware corporation ("Enterprises"), HF Resources, Inc., a Delaware corporation ("Resources", and together with Enterprises, each individually a "Guarantor" and collectively, "Guarantors"), the financial institutions from time to time party to the Loan Agreement (as hereinafter defined) as lenders (each individually, a "Lender" and collectively, "Lenders"), and Wachovia Bank, National Association, a national banking association, as agent for Lenders (in such capacity, "Agent").

                               W I T N E S S E T H

     WHEREAS, Agent and Lenders have entered into financing arrangements with Borrowers and Guarantors pursuant to which Agent and Lenders have made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Loan and Security Agreement, dated June 29, 2005, by and among Agent, Lenders, Borrowers and Guarantors (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, together with this Amendment (all of the foregoing, including the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements");

     WHEREAS, Borrowers and Guarantors have requested that Agent and Lenders make certain amendments to the Loan Agreement, and Agent and Lenders are willing to agree to such amendments, subject to the terms and conditions contained herein; and

     WHEREAS, the parties hereto desire to enter into this Amendment to evidence and effectuate such amendments, subject to the terms and conditions and to the extent set forth herein;

     NOW THEREFORE, in consideration of the foregoing, and the respective agreements and covenants contained herein, the parties hereto agree as follows:

     1. Definitions.

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     (a)  Amendments  to  Definition  of Specified  Amount.  The  definition  of
"Specified Amount" set forth in Section 1.121 of the Loan Agreement is hereby amended by deleting each reference to "Agent" and replacing it with "Agent and each Lender".

     (b) Interpretation. All capitalized terms used herein shall have the meanings assigned thereto in the Loan Agreement and the other Financing Agreements, unless otherwise defined herein.

     2. Conditions Precedent. The effectiveness of the terms and provisions contained herein shall be subject to the following conditions precedent:

     (a) Agent shall have received, in form and substance satisfactory to Agent, an original of this Amendment, duly authorized, executed and delivered by Borrowers, Guarantors and Lenders; and

     (b) as of the date hereof, no Default or Event of Default shall exist or have occurred and be continuing.

     3. Representations, Warranties and Covenants. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Borrowers and Guarantors to Agent and Lenders pursuant to the other Financing Agreements, Borrowers and Guarantors hereby represent, warrant and covenant with and to Agent and Lenders as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

     (a) This Amendment has been duly executed and delivered by Borrowers and Guarantors and is in full force and effect as of the date hereof, and the agreements and obligations of Borrowers and Guarantors contained herein constitute legal, valid and binding obligations of Borrowers and Guarantors enforceable against Borrowers and Guarantors in accordance with their respective terms.

     (b) As of the date hereof, no Default or Event of Default has occurred or is continuing.

     4. Effect of this Agreement. Except as modified pursuant hereto, no other changes or modifications to the Loan Agreement or the other Financing Agreements are intended or implied and in all other respects the Financing Agreements are hereby specifically ratified and confirmed by the parties hereto as of the effective date hereof. This Amendment represents the entire agreement and understanding concerning the subject matter hereof between the parties hereto, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written. To the extent of any conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and construed as one agreement.

     5. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance

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with the laws of the State of New York without regard to principals of conflicts of laws, but excluding any rule of law that would cause the application of the law of any jurisdiction other that the laws of the State of New York.

     6. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

     7. Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or reasonably desirable to effectuate the provisions and purposes of this Amendment.

     8. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. This Amendment may be executed and delivered by telecopier or other electronic method of transmission with the same force and effect as if it were a manually executed and delivered counterpart.

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     IN WITNESS  WHEREOF,  the  parties  have caused  these  presents to be duly executed as of the day and year first above written.

                                        BORROWERS
                                        ---------

                                        HANCOCK FABRICS, INC.

                                        By: ___________________________

                                        Title:__________________________

                                        HF MERCHANDISING, INC.

                                        By: ___________________________

                                        Title:__________________________

                                        HANCOCK FABRICS OF MI, INC.

                                        By: ___________________________

                                        Title:__________________________

                                        HANCOCKFABRICS.COM, INC.

                                        By: ___________________________

                                        Title:__________________________

                                        HANCOCK FABRICS, LLC

                                        By: ___________________________

                                        Title:__________________________

                                        GUARANTORS
                                        ----------

                                        HF ENTERPRISES, INC.

                                        By: ___________________________

                                        Title:__________________________

                                        HF RESOURCES, INC.

                                        By: ___________________________

                                        Title:__________________________

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                                        AGENT AND LENDERS
                                        -----------------

                                        WACHOVIA BANK, NATIONAL ASSOCIATION,
                                         as Agent and as Lender

                                        By: ___________________________

                                        Title:__________________________


                                        THE CIT GROUP/BUSINESS CREDIT, INC.,
                                         as Lender

                                        By: ___________________________

                                        Title:__________________________